Goodwill	6 Months Ended
Feb. 29, 2024
Goodwill.
Goodwill

9. Goodwill

Assets that have an indefinite life, such as goodwill, are tested annually by the Company for impairment, or more frequently if events or circumstances indicate there may be impairment. During the three-month period ended February 29, 2024, the Company noted certain events and circumstances which indicated that there may be an impairment of the goodwill associated with its boat rental operation CGU (see detailed description below).

As a result of these triggering events and circumstances, the Company performed an impairment analysis for the boat rental operation CGU as at February 29, 2024. As a result of this analysis, the Company determined that the carrying amount of the goodwill associated with the boat rental operation CGU exceeded its recoverable amount and, accordingly, the Company recorded a goodwill impairment loss of $4,274,000 for the three-month period ended February 29, 2024. As a result of this loss, the carrying amount of the goodwill associated with this CGU has been reduced to $5,431,975 [November 30, 2023 - $9,714,558], with the remaining change in the balance due to foreign exchange translation.

The recoverable amount was determined based on the fair value less costs of disposal approach using a discounted cash flow model. The fair value measurement is categorized within Level 3 of the fair value hierarchy. The model included forecasted cash flows based on updated financial plans prepared by management covering a five-year period taking into consideration future investments and expansion activities that will enhance the performance of the assets of the CGU and the following key assumptions:

-	Expected earnings before interest, taxes, depreciation and amortization (“EBITDA”) as a percentage of revenues for the CGU of 12.7% for the remainder of 2024, 15.8% in 2025, 19.3% in 2026, 19.9% in 2027, 20.7% in 2028 and 21.5% in 2029 and thereafter.
-	Expected working capital cash absorption ratio for the CGU of 20% of annual incremental sales increases.
-	Expected annual capital expenditure needs for the CGU of US$56,500 for the remainder of 2024, US$126,000 in 2025, US$346,800 in 2026, US$594,259 in 2027, US$229,820 in 2028, US$234,310 in 2029 and US$238,876 annually thereafter.

The discounted cash flow model was established using a post-tax discount rate of 28.0% based on the weighted average cost of capital calculated using observable market-based inputs or benchmark of a sample of representative publicly traded companies. The terminal growth rate of 2% used is based on published long-term growth rates.

Any reasonable negative change in these key assumptions could cause additional impairment of the CGU.

In prior periods, management had based its selection of assumptions upon its assessment of the ability of the CGU to maintain the levels of growth and profitability experienced during the COVID-19 pandemic, despite the unfavourable weather conditions experienced in its key markets over the course of the fiscal year ended August 31, 2023. However, continued unfavourable weather conditions and a recent general downturn in the boating industry have had a negative impact on the CGU’s revenues and EBITDA over the first six months of the current fiscal year. In addition, management’s attempts to sell all or a portion of the Company’s boat rental operation over the current quarter have been largely unsuccessful, indicating a possible decline in value of the CGU. Therefore, the impairment charge was the result of management’s revised assumptions related to revenues and the expected EBITDA as a percentage of sales taking into account the current economic environment.